UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 – 30733	41-1978822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

10700 Bren Road West
Minnetonka, Minnesota (Address of principal executive offices)	55343 (Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On February 17, 2009, American Medical Systems Holdings, Inc. issued a press release announcing financial results for its fourth quarter and full year of fiscal year 2008, as well as revenue and earnings guidance for 2009. Attached hereto as Exhibit 99.1 is a copy of the company’s press release dated February 17, 2009, announcing the company’s financial results for 2008 and guidance for 2009.
Attached as Exhibit 99.2 is the Company’s Unaudited Pro Forma Restatement of Reported Net Income from Continuing Operations to Reflect Change in Accounting on Convertible Notes per FSP No. APB 14-1 and Reconciliation to Non-GAAP Adjusted Net Income and Adjusted Earnings per Share for fiscal 2008, 2007 and 2006.
The information contained in this report and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 5 – Corporate Governance and Management

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Executive Officer
The company reported on February 17, 2009, that Ross A. Longhini, Executive Vice President and Chief Operating Officer of American Medical Systems Holdings, Inc., informed the Company that he will be resigning in April 2009. Attached as Exhibit 99.3 is a copy of the company’s press release, dated February 17, 2009, announcing Mr. Longhini’s resignation.
Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 17, 2009 (included herewith).

99.2	Unaudited Pro Forma Restatement of Reported Net Income from Continuing Operations to Reflect Change in Accounting on Convertible Notes per FSP No. APB 14-1 and Reconciliation to Non-GAAP Adjusted Net Income and Adjusted Earnings per Share for fiscal 2008, 2007 and 2006 (included herewith).

99.3	Press Release dated February 17, 2009 (included herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
Dated: February 17, 2009	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 17, 2009 (included herewith).

99.2	Unaudited Pro Forma Restatement of Reported Net Income to Non-GAAP Adjusted Net Income from Continuing Operations Restated to reflect Change in Accounting on Convertible Notes per FSP No. APB 14-1 for fiscal 2008, 2007 and 2006 (included herewith).

99.3	Press Release dated February 17, 2009 (included herewith).

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